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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              ____________________


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 23, 1996
                                                   ------------

               CATERPILLAR FINANCIAL FUNDING CORPORATION
- --------------------------------------------------------------------------------
        (Exact name of registrant as specified in governing instruments)


   Nevada               333-2988             88-0342613
- ---------------     ----------------    ---------------------
(State or other     (Commission File    (IRS Employer
jurisdiction of     Number)             Identification No.)
organization)


Greenview Plaza, 2950 East Flamingo Road, Suite E-4, Las Vegas, NV  89121
- --------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                     --------------

                           Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



                         Exhibit Index located at Page 2


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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5.  OTHER EVENTS.

    On May 22, 1996, the Registrant caused the issuance and sale by Caterpillar Financial Asset Trust 1996-A (the "Issuer") of (i) Class A-1,
Class A-2 and Class A-3 Asset Backed Notes (the "Notes") pursuant to an Indenture dated as of May 1, 1996 between the Issuer and The First National Bank of Chicago and (ii) Asset Backed Certificates (the "Certificates," and together with the Notes, the "Securities") pursuant the Amended and Restated Trust Agreement dated as of May 1, 1996 between the Registrant and Chemical Bank Delaware. In connection with the sale of the Securities, the Registrant had been advised by Merrill Lynch Pierce, Fenner & Smith Inc. ("Merrill
Lynch") that it furnished to prospective investors a certain ABS term sheet (the "Term Sheet") with respect to the Securities following the effective date of Registration Statement No. 333-2988 but prior to the availability of a final Prospectus Supplement and Prospectus relating to the Securities.

    On May 16, 1996, the Registrant filed the form of the Term Sheet that it believed had been used by Merrill Lynch with the Commission on Form 8-K (the "Filed Term Sheet"). On May 22, 1996, the Registrant became aware that the cover of the Filed Term Sheet did not correspond to the cover of the Term Sheet actually distributed to investors. Therefore, the Registrant hereby files a revised Term Sheet reflecting the actual Term Sheet distributed to investors on May 13, 1996. The only difference between the Filed Term Sheet and the Term Sheet filed herewith are the first two pages.

    The filed Term Sheet was preliminary and has been superseded in its entirety by the Term Sheet and the final Prospectus and Prospectus Supplement relating to the Securities and maybe superceded by any other information subsequently filed with the commission. In addition, information in the Term Sheet was preliminary and has been superseded by the final Prospectus Supplement and Prospectus relating to the Securities and may be superseded by any other information subsequently filed with the Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    List below the financial statements, PRO FORMA financial information and exhibits, if any, filed as part of this report.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable

         (c)  EXHIBITS.

                                                               Sequentially
         Exhibit                                                 Numbered
         Number                   Exhibit                           Page

         99.1      Term Sheet prepared                                4
                   in connection with the sale of
                   Caterpillar Financial Asset Trust
                   1996-A Securities by the
                   Merrill Lynch


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A
                                  (Issuer)


                                  CATERPILLAR FINANCIAL FUNDING CORPORATION,
                                  Registrant


May 23, 1996

                                 By: /s/ Scott E. Harris
                                     Name: Scott E. Harris
                                     Title: President